UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 29, 2005

                            FIDELITY BANKSHARES, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    000-29040                65-0717085
-----------------------            ------------------        ------------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


205 Datura Street, West Palm Beach, Florida                      33401
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (561) 803-9900
                                                     --------------


                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Definitive Material Agreement.
                  -------------------------------------------

     On December 29, 2005, the Benefits Committee of the Board of Directors of Fidelity Bankshares, Inc. (the "Company") amended the Company's 2002 Incentive Stock Benefit Plan (the "Plan") to eliminate "Limited Rights" from the Plan and any other feature that grants an option holder the right to receive a cash settlement of an option in circumstances that are not within the sole discretion of the Company, and to require that any Company shares tendered as payment for the exercise of a stock option have been held at least six months at the time of tender to the Company. The Board determined to adopt these amendments in response to a recent interpretation of FAS 123(R) that would require reclassification as a "liability" and subsequent mark-to-market accounting, for any option or other award the settlement of which, in cash, is not in the sole discretion of the issuer of the option. Pursuant to Instruction 2 of Item 601(b)(10) of Regulation S-K, the amendments to the Plan will be filed as exhibits to the Company's Annual Report on Form 10-K.

     Additionally, on December 29, 2005, the Benefits Committee of the Board of Directors of the Company approved the accelerated vesting and exercisability of all unvested and unexercisable stock options granted as a part of the Plan held by directors, officers or employees on December 30, 2005. As a result, options to purchase 436,640 shares of common stock, which would otherwise have vested and become exercisable from time to time over the next seventeen months, became fully vested and immediately exercisable on December 30, 2005. The number of shares and exercise prices of the options subject to acceleration are unchanged. The accelerated options have exercise prices that range from $13.51 to $27.67 per share. The accelerated options include 267,000 options held by directors and executive officers and 160,640 options held by other employees.

     The Company estimates that accelerating the vesting and exercisability of these options will reduce the impact of the adoption of Statement of Financial Accounting Standards No. 123R "Share Based Payments" on 2006 compensation expense related to outstanding options from approximately $953,000 to virtually no expense.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

                  (a)  Financial  Statements  of  businesses   acquired.   Not
                       Applicable.

                  (b)  Pro forma financial information. Not Applicable.

                  (c)  Exhibits. Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          FIDELITY BANKSHARES, INC.



DATE: January 4, 2006                 By:  /s/  Vince A. Elhilow
                                           ------------------------------------
                                           Vince A. Elhilow
                                           Chairman of the Board, President and
                                            Chief Executive Officer